UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 29, 2004

Oracle Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	0-14376	94-2871189

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Oracle Parkway, Redwood City, California	94065

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 506-7000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
Item 2.01 Completion of Acquisition or Disposition of Assets
Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 23.2
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Amendment No. 2

This Form 8-K/A is filed as an amendment (Amendment No. 2) to the Current Report on Form 8-K filed by Oracle Corporation under Items 2.01 and 9.01 on January 3, 2005 (the Initial 8-K). Amendment No. 2 is being filed to include the financial information required under Item 9.01.

Section 2 - Financial Information

Item 2.01    Completion of Acquisition or Disposition of Assets

As previously reported, on December 29, 2004, Oracle Corporation (Oracle) acquired control of PeopleSoft, Inc. (PeopleSoft) in a tender offer to purchase all of the outstanding shares of common stock of PeopleSoft (the Offer) for $26.50 per share in cash, without interest, pursuant to an Agreement and Plan of Merger dated December 12, 2004 by and among Oracle, Pepper Acquisition Corp., a wholly-owned subsidiary of Oracle (Merger Sub) and PeopleSoft. On January 7, 2004, Merger Sub was merged with and into PeopleSoft and all shares not tendered in the Offer, aggregating $543 million, were automatically converted into the right to receive the same consideration paid to holders who tendered in the Offer. The aggregate consideration for the shares acquired in the Offer and the merger was $10.6 billion.

Section 9 – Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

(a)	Financial statements of business acquired

The interim condensed consolidated financial statements of PeopleSoft as of September 30, 2004 and for the three-month and nine-month periods ended September 30, 2004 and 2003 previously filed by PeopleSoft on Form 10-Q with the SEC on November 9, 2004 are filed as Exhibit 99.1 to this Amendment No. 2 and incorporated herein by this reference. The audited consolidated financial statements as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 previously filed by PeopleSoft on Form 10-K with the SEC on March 4, 2004 are filed as Exhibit 99.2 to this Amendment No. 2 and incorporated herein by this reference.

(b)	Pro forma financial information

The pro forma financial information with respect to the transaction described in Item 2.01 is filed as Exhibit 99.3 to this Amendment No. 2 and incorporated herein by this reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE CORPORATION
Dated: March 14, 2005	By:	/s/ Harry L. You
Harry L. You
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

23.1	Consent of Independent Registered Public Accounting Firm
23.2	Notice Regarding Consent of Arthur Andersen LLP
99.1	PeopleSoft’s historical interim condensed consolidated financial statements as of September 30, 2004 and for the three-month and nine-month periods ended September 30, 2004 and 2003
99.2	PeopleSoft’s historical audited consolidated financial statements as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003
99.3	Unaudited pro forma condensed combined financial statements